PROSPECTUS
                             THE BENDER GROWTH FUND
                      107 South Fair Oaks Blvd., Suite 315
                           Pasadena, California 91105
                          Telephone No. (626) 844-1446
                               Dated June 1, 1998
                          Supplemented November 6, 1998

The Bender Growth Fund (the "Fund") is one of a series of shares issued by The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), an open-end management investment company. The Fund's investment objective is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing in equity securities of companies that are leaders or potential leaders in rapidly growing and economically sensitive sectors of the economy. The companies that the Fund invests in demonstrate superior annual growth in earnings and financial stability. Income is a secondary consideration in the selection of securities. There can be no assurance that the Funds' Investment Objective will be achieved. The net asset value per share of the Fund will fluctuate in response to changes in market conditions and other factors. See "Investment Objective and Policies."

The Fund is managed by SBG Capital Management, Inc (the "Fund Manager"). To provide primary investment advice to the Fund, SBG Capital Management has entered into a Sub-Investment Advisory Contract with Robert Bender &Associates (the "Investment Adviser"). As of December 31, 1997, Robert Bender & Associates, Inc. managed $170 million of assets of institutional and individual clients. See "Investment Adviser."

Under the Fund's Variable Pricing System, investors may select Class Y, Class A or Class C shares, each with a public offering price that reflects different sales charges and expense levels. Class Y shares are offered at net asset value without an initial or contingent deferred sales charge, but subject to an annual Distribution Fee, and are available only to institutional investors(as defined herein) with an initial investment in the Fund of $25,000, and to Directors, officers and employees of the Company, the Investment Adviser or Fund Manager and the Distributor, as well as private advisory clients of the Investment Adviser or Fund Manager. Class C shares are offered at net asset value without an initial sales charge, but subject to an annual Distribution and Service Fee. Class A shares are offered with an initial sales charge and are subject to an annual Service Fee. See "Purchase of Shares," "Redemption of Shares," and "Variable Pricing System."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund, including expenses. Please retain it for future reference. A Statement of Additional Information, dated June 1,1998 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105 (626) 844-1446.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIESAND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THEACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY ISA CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

PROSPECTUS

FUND EXPENSES
         Example

FINANCIAL HIGHLIGHTS

VARIABLE PRICING SYSTEM
         Differences Among the Classes
         Factors to Consider in Choosing a Class of Shares
         Sales Charges
         Transaction Fees
         Ongoing Annual Expenses
         Other Information

THE FUND

INVESTMENT OBJECTIVE AND POLICIES

OTHER INVESTMENT POLICIES AND THEIR RELATED RISKS
         Commercial Paper
         Borrowing

RISK FACTORS
         Net Asset Value Fluctuation
         Foreign Securities

MANAGEMENT OF THE COMPANY AND THE FUND
         Fund Manager
         Investment Adviser
         Portfolio Managers
         Advisory Agreements
         Administrator

DISTRIBUTOR

PURCHASE OF SHARES

REDEMPTION OF SHARES
         Involuntary Redemption
         Contingent Deferred Sales Charge--Class A Shares
         Contingent Deferred Sales Charge--Class C Shares

NET ASSET VALUE

DIVIDENDS AND DISTRIBUTIONS

BROKERAGE COMMISSIONS

TAXATION
         General Tax Information
         Other Tax Laws

OTHER INFORMATION
         Description of Shares
         Performance Information
         Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar Legal Matters
         Shareholder Inquiries
         Voting Rights

FUND EXPENSES

The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund based on the Fund's operating expenses.

                                                    Class A           Class Y          Class C
                                                    -------           -------          -------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Initial Sales Charge                         5.75%             None             None
(as a percentage of offering price)
Maximum Contingent Deferred Sales Charge             None(*)           None             1.00%/1/
(as a percentage of redemption proceeds)

ANNUAL FUND OPERATING EXPENSES: (For the period ending 3/31/98)
(as a percentage of average net assets)
Management fees                                      0.00%/2/          0.00%/2/         0.00%/2/
(after revenues)
12b-1 fees                                           0.25%             0.25%            1.00%
Other Expenses                                       2.50%             2.50%            2.50%
(after expense reimbursement)                        -----             -----            -----
Total Fund Operating Expenses                        2.75%(3)          2.75%(3)         3.50%(3)
(after expense reimbursements)

/1/ Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year following such investments. See "Redemption of Shares."

/2/ During the current fiscal year the Fund Manager and Investment Adviser have agreed to voluntarily waive their Management Fees, which total 1.25%, and to reimburse the Fund for other expenses, to the extent necessary to prevent the Total Operating Expenses from exceeding 2.75% for Class A and Class Y shares and 3.50% for Class C Shares. Without these expense limitations, "Other Expenses" would be 3.09% for each class and "Total Fund Operating Expenses" would be 4.59%, 4.59% and 5.34% for Class A, Class Y and Class C, respectively.

(3) ON SEPTEMBER 30, 1998, THE SHAREHOLDERS OF THE FUND APPROVED A NEW INVESTMENT ADVISORY CONTRACT AND A NEW SUB-ADVISORY CONTRACT FOR THE FUND WITH THE MANAGER AND ADVISER, RESPECTIVELY. AS A RESULT, TOTAL MANAGEMENT FEES WERE REDUCED FROM 1.25% TO 0.50%. IN ADDITION, THE BOARD OF THE FUND APPROVED A NEW OPERATING SERVICES AGREEMENT WITH THE MANAGER. THE EFFECT OF THESE ACTIONS WILL BE TO PLACE A CAP ON THE FUNDS NORMAL OPERATING EXPENSES AS FOLLOWS: 1.85% FOR ALL ASSETS IN CLASS A SHARES. FOR AMOUNTS OVER $2.5 MILLION IN CLASS Y SHARES AND $7.5 MILLION IN CLASS C SHARES, TOTAL EXPENSES WILL BE 1.85% AND 2.60%, RESPECTIVELY. FOR AMOUNTS UNDER $2.5 MILLION IN CLASS Y SHARES AND $7.5 MILLION IN CLASS C SHARES, "TOTAL EXPENSES" WILL BE 2.75% AND 3.50%, RESPECTIVELY. EXCLUDED FROM THE EXPENSE CAP ARE EXTRAORDINARY EXPENSES, BROKERAGE TRANSACTION EXPENSES, LEGAL FEES RELATING TO LITIGATION, TAXES AND INTEREST.

(*) The contingent deferred sales charge is imposed on certain redemptions made within one year of purchase in accounts held in the name of a qualified employee benefit plan which was not subject to an initial sales charge. The nature of the services for which the Fund is obligated to pay management fees is described under "Management of the Company and the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs associated with maintaining the Fund's legal existence and the costs involved in communicating with shareholders. After a substantial period, the Service and Distribution fees, applicable to the Class A, Class C and Class Y shares, may total more than the economic equivalent of the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to an investment in the Fund. These amounts are based on payment by the Fund of operating expenses at the levels set forth in the above table, and are also based upon the following assumptions: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of the following time periods:

Assuming Redemption at the end of the period

                           1 YEAR        3 YEARS        5 YEARS         10 YEARS
                           ------        -------        -------         --------
Class A shares               $84           $138           $195            $348
Class Y shares               $28           $ 85           $145            $308
Class C shares               $45           $107           $182            $377

Assuming no Redemption

                           1 YEAR        3 YEARS        5 YEARS         10 YEARS
                           ------        -------        -------         --------
Class A shares               $84           $138           $195            $348
Class Y shares               $28           $ 85           $145            $308
Class C shares               $35           $107           $182            $377

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of future performance of the Fund.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the year ended March 31, 1998 and the period from December 10, 1996 to March 31, 1997. This information is included in the notes to the financial statements for that period which have been audited by Deloitte & Touche LLP, the Fund's independent public accountants, whose report thereon is contained in the March 31, 1998 annual report to shareholders. The financial data included in this table should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. During the period shown, the Company did not offer Class A shares of the Fund. As of September 30, 1998, the Board of Directors of the Company approved, and the shareholders ratified, the selection of McCurdy & Company, C.P.A.'s, as the Company's independent auditors for the fiscal year ending March 31, 1999.

BENDER FUND                                          CLASS Y SHARES                    CLASS C SHARES
-----------                                   -----------------------------     -----------------------------
FOR PERIOD ENDING:                              MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  1998**           1997*            1998**           1997*
                                              ------------     ------------     ------------     ------------
Net asset value beginning of period           $       8.26     $      10.00     $       8.24     $      10.00
Net investment income                               (0.224)          (0.044)          (0.276)          (0.059)
Realized and unrealized gains
or losses on securities                              5.704           (1.696)           5.646           (1.701)
Net asset value end of period                        13.74             8.26            13.61             8.24
Total return (A)                                    66.34%          (17.4)%          65.17%           (17.6)%
Net assets end of period                         2,312,027          937,321        6,728,128        2,639,635
Ratio of expenses to average net assets (B)          2.75%            2.75%            3.50%            3.50%
Ratio of income to average net assets (B)          (2.50)%          (2.16)%          (3.25)%          (2.88)%
Ratio of expenses to average net assets
(excluding waivers and contributions) (B)            4.59%            7.88%            5.34%            8.70%
Ratio of net income to average net assets
(excluding waivers and contributions) (B)          (4.34)%          (7.29)%          (5.09)%          (8.08)%
Portfolio turnover rate                              7.44%            3.00%            7.44%            3.00%
Average commission rate (C)                   $     0.0971     $     0.0893     $     0.0971     $     0.0893

--------------

**For the year ended March 31, 1998.
*For the period  ended  March 31,  1997.  The Bender  Growth Fund  commenced  on
 December 10, 1996.
(A) Return is for the period indicated and has not been annualized.
(B) Annualized.
(C) Average commission rate paid per share for the security purchases and sales made during the period.

VARIABLE PRICING SYSTEM

Differences Among the Classes

The primary distinctions among the classes of the Fund's shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                 Annual 12b-1 Fees
              Initial            (as a % of average
              Sales Charge       daily net assets)       Other Information
              ------------       ------------------      -----------------
Class A       5.75%              Service fee of          Investments of
                                 0.25%                   $25,000 or more are subject to a
                                                         lower initial sales charge.
Class Y       None               Service fee of          Minimum investment
                                  0.25%                  of $25,000 required; available
                                                         only to institutional investors.
Class C       None               Service fee of          Shares subject to
                                 0.25%; distribution     contingent deferred
                                 fee of 0.75%            sales charge of 1% for shares
                                                         redeemed within 1 year from date
                                                         of purchase.

Factors to Consider in Choosing a Class of Shares

In deciding which class of shares to purchase, investors should consider the cost of sales charges, together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances. Institutional Investors should purchase Class Y shares if the applicable minimum investment can be met.

Sales Charges--Class Y and Class C Shares

Class Y and Class C shareholders pay no initial or contingent deferred sales charges except as noted below. Thus, the entire amount of a Class Y or Class C shareholder's purchase price is immediately invested in the Fund. Class C shares, are subject to a 1% contingent deferred sales charge if redeemed within one year of the date of purchase. Class A shares are subject to an initial sales charge.

Transaction Fees

Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

Ongoing Annual Expenses

Class A and Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class C shares pay an annual 12b-1 distribution fee of 0.75%of average daily net assets. Class Y shares pay an annual 12b-1 distribution fee of 0.25% of average daily net assets. An investor should consider both ongoing annual expenses in estimating the costs of investing in the Class C shares of the Fund shares over other available investments.

Expenses borne by classes may differ slightly in the event that other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees, are allocated to a specific class. The example set forth above under "Fund Expenses" shows the cumulative expenses an investor would pay over periods of one, three, five and ten years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

Other Information

Investors should understand that distribution fees are intended to compensate Declaration Distributors, Inc., principal underwriter of the Fund's shares, for distribution services.

See "Distributor," "Purchase of Shares," and "Redemption of Shares" for a more complete description of the sales charges, service fees and distribution fees applicable to shares of the Fund.

THE FUND

The Bender Growth Fund (the "Fund") is one of a series of shares issued by The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), a diversified open-end management investment company. The Fund was incorporated under the laws of the State of Maryland on December 30, 1992, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 107 South Fair oaks Blvd., Suite 315, Pasadena, California 91105.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities of companies that are leaders or have the potential to be leaders in rapidly growing and economically sensitive sectors of the economy. These companies often possess proprietary skills or products.

The Fund will generally invest in companies which have a higher than average annual rate of earnings growth on a sustained basis. The Fund will also invest in companies where it is anticipated that the companies will have a higher than average annual rate of earnings growth. These companies should also demonstrate financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow. The Fund may at times invest in companies where the financial stability of the company and its leadership in the particular economic sector leads the Fund to believe that the company's securities may appreciate in value on a long term basis. The Fund looks unfavorably on companies which have large debt positions on their balance sheets. The Fund may invest in securities of foreign companies that meet the Fund's investment objective.

The Fund anticipates that under normal conditions at least 80% of the Fund's assets will be invested in equity securities. Equity Securities include common and preferred stocks and securities convertible into or exchangeable for common stock, such as convertible preferred stocks, convertible debentures or warrants. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes.

OTHER INVESTMENT POLICIES AND THEIR RELATED RISKS

The Fund has adopted certain other policies as set forth below. For more detailed information on the Fund's investment techniques and the associated risks, see "Investment Objective and Policies and Associated Risks" in the Statement of Additional Information.

Commercial Paper

The Fund may invest in commercial paper which, at the date of investment, is rated A-2 or higher by Standard & Poor's Corporation or Prime-2 or higher by Moody's Investor's Service, Inc. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Borrowing

The Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes. However, the Fund is authorized to borrow money up to 33 1/3 of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by the Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, the Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

RISK FACTORS

Net Asset Value Fluctuation

Due to the nature of the companies in which the Fund will invest, the net asset value of the Fund may be subject to price fluctuation. Factors contributing to such fluctuation include: competition within an economic sector, economic forces affecting a particular economic sector and the individual companies performance compared against an industry as a whole. General changes in the national and international economy and the market for equity securities may have an impact of the fluctuation of the net asset value of the Fund. Therefore, the current net asset value of the Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

Foreign Securities

Transactions involving foreign equity securities involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic and political stability, the possible imposition of withholding taxes and possible seizure or nationalization of foreign holdings. Additionally, investing in foreign securities involves higher costs than investing in U.S. securities.

MANAGEMENT OF THE COMPANY AND THE FUND

The business and affairs of the Company are managed under the direction of the Board of Directors. Information about the Company's Directors and executive officers may be found in the Statement of Additional Information.

Fund Manager

SBG Capital Management, Inc. (the "Fund Manager") will manage the Fund's business affairs and has entered into an Investment Advisory Agreement with the Fund. Its principal office is located at 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105. A Sub-Investment Advisory Agreement (the "Sub-advisory Agreement") has been entered into between the Fund Manager and Robert Bender & Associates, Inc.(the "Investment Adviser") who will provide the primary and ongoing investment advice to the Fund. John P. Odell and Steven A. Arnold own controlling interests in the Fund Manager.

Investment Adviser

The Investment Adviser was founded in 1972 and was subsequently incorporated in 1978. The Investment Adviser is located at 525 Starlight Crest Drive, La Canada, California 91011. As of December 31, 1997, the Investment Adviser managed $170 million of assets for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. The Investment Adviser serves as a sub-investment adviser to another registered investment company. Robert L. Bender owns a controlling interest in the Investment Adviser.

Portfolio Managers

Robert L. Bender--President. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career, with Douglas Aircraft Co. as a member of the treasury staff. Between 1966 and 1970 Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding the Investment Adviser was with BWA Inc. as portfolio manager from 1970 to 1972.In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated the Investment Adviser in 1978. Since that time, Mr. Bender has been the sole shareholder, president, and treasurer of the Investment Adviser.

Reed G. Bender--Vice President. Joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management. He is a 1990 graduate of the University of the Pacific.

Advisory Agreements

Under the terms of an Investment Advisory Agreement with the Company on behalf of the Fund, (the "Advisory Agreement"), the Fund Manager furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser, pursuant to the Sub-Advisory Agreement, makes the day-to-day investment decisions with regard to the Fund.

The Fund Manager and Investment Adviser furnish office space, equipment and personnel in connection with the performance of their responsibilities. The Fund pays all other expenses incurred in the operation of the Fund not expressly provided for in the Advisory Agreement; and any extraordinary expenses of a nonrecurring nature.

As of September 30, 1998, for its services, the Fund Manager will receive from the Fund a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. The Fund Manager pays the Investment Adviser a monthly fee at an annual rate of 0.40%of the Fund's average daily net assets. The Management Fees payable by the Fund are higher than the rate payable by most mutual Funds.

OPERATIONAL SERVICES AGREEMENT. Under the terms of the Services Agreement, the Manager, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The Services Agreement provides that the Manager pays all fees and expenses associated with these and other functions, including but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. Under the Services Agreement, the Fund will pay to the Manager on the last day of each month, the following fees:

OPERATING
EXPENSE CATEGORY           CLASS A                CLASS Y                    CLASS C
----------------           -------                -------                    -------
                                          less than    greater than   less than  greater than
                                         2.5 million   2.5 million    7 million    7 million
                           ------------------------------------------------------------------
Operating Service Fees      1.05%            1.75%        1.05%          1.75%       1.05%

The Manager and the Fund have entered into an Investment Company Services Agreement with Declaration Service Company ("DSC" of "Transfer Agent") to provide Transfer Agent and essentially all administrative services for the Fund. The Manager and the Fund have also entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI" or "Distributor") wherein DDI will act as principal underwriter for the Fund's shares. The Manager will pay all fees charged by DSC and DDI.

From time to time, the Manager and/or Adviser may waive receipt of its fees and/ or voluntarily assume certain fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors during the time such amounts are waived or assumed. The Fund will not be required to pay the Manager or Adviser for any amounts voluntarily waived or assumed, nor will the Fund be required to reimburse the Adviser for any amounts waived or assumed during a prior fiscal year.

The Fund pays all expenses incident to its operations and business not specifically assumed by the Manager, including expenses relating to custodial, legal, and auditing charges; printing and mailing of reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Fund under the Investment Company Act of 1940, and registration of its shares under the Securities Act of 1933; and qualifying and maintaining qualification of its shares under the securities laws of certain states.

The Fund has adopted a Service and Distribution Plan (the "Plan") with respect to its Class A shares, Class C shares and Class Y shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Plan, the Distributor is paid a Service Fee at an annual rate of 0.25%, and a Distribution Fee at an annual rate of 0.75%, of the value of average daily net assets of the Class C shares. The Distributor is paid a Distribution Fee at an annual rate of 0.25% of the value of the average daily net assets of the Class Y shares. The Distributor is paid a Service Fee at an annual rate of 0.25% of the value of the average daily net assets of the Class A shares.

Under the Plans for Class A and Class C shares, the Distributor uses the service fees primarily to compensate securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

The Plan pertaining to Class C shares and Class Y shares permits payments to be made by the Fund to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and provision of certain shareholder services including but not limited to the payment of compensation, including incentive compensation to Service Organizations to obtain various distribution related services for the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees received by the Distributor.

Payments under the Plan are not tied exclusively to the distributions and/or shareholder services expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

PURCHASE OF SHARES

Shares of the Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open through authorized investment dealers or directly from the Fund's Distributor, or the Fund's transfer agent if the purchase is made by mail. Only the Distributor and investment dealers that have a sales agreement with the Distributor are authorized to sell shares of the Fund.

Shares will be credited to a shareholder's account at the public offering price next computed after an order is received by the Distributor or a dealer, less any applicable initial sales charge. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so and to suspend the offering of shares of any class for any period of time.

The minimum initial investment for Class A and Class C shares is $2,500 ($1,000 for IRA accounts) and subsequent investments must be at least $100.The minimum initial investment for Class Y shares is $25,000 and subsequent investments must be at least $10,000.

Class Y shares are sold without an initial or a contingent deferred sales charge. Class Y shares are offered only to institutional investors with a minimum investment in the Fund of $25,000, and to directors, officers and employees of the Company, the Fund Manager, the Investment Adviser, and the Distributor, as well as private advisory clients of the Investment Adviser or Fund Manager. As used herein, "institutional investors" includes financial institutions (such as banks, savings institutions and credit unions); pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker-dealers acting for their own accounts or for the accounts of their customers through an omnibus account.

Class C shares are sold without an initial sales charge. However, a 1.00% contingent deferred sales charge will be imposed in the event of certain redemption transactions within one year following such investments.

SALES CHARGES--CLASS A SHARES

A sales charge may apply as described below, when purchasing Class A shares. Sales charges may be reduced for larger purchases as indicated below.

                                     SALES CHARGE    SALES CHARGE
                                     AS PERCENTAGE   AS PERCENTAGE
                                     OF OFFERING     OF NET AMOUNT   DEALER
AMOUNT OF PURCHASE                   PRICE           INVESTED        REALLOWANCE
------------------                   -------------   -------------   -----------
Less than $25,000                    5.75%           6.10%           5.00%
$25,000 but less than $50,000        5.25%           5.54%           4.50%
$50,000 but less than $100,00        4.75%           4.99%           4.00%
$100,000 but less than $250,000      3.75%           3.83%           3.00%
$250,000 but less than $500,000      2.50%           2.56%           2.00%
$500,000 but less than $1,000,000    2.00%           2.04%           1.60%
$1,000,000 or more                   None            None           See Below

Class A share purchases (or subsequent purchases of any amount) by an account held in the name of a qualified employee benefit plan with at least 100eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be imposed on certain redemptions made within one year of purchase by these accounts. A dealer concession of 1% may be paid on these investments. On investments of Class A shares of $1,000,000 or more (or subsequent investments in any amount), excluding purchases by qualified employee benefit plans as described above, the Fund Manager may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth in the table below. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the selling broker/dealer must refund to the Fund Manager any amounts paid with respect to the investment.

PURCHASE AMOUNT                             PAYMENT TO BROKER/DEALER
---------------                             ------------------------
$1,000,000--$2,000,000                      1.00%
$2,000,000--$3,000,000                      0.80%
$3,000,000 or more                          0.50%

ADDITIONAL DEALER COMPENSATION

The distributor will pay a quarterly fee of .25% annually of average net assets to qualified brokers for providing certain services to the Fund's Shareholders. Qualifying dealers must have an aggregate value of $50,000 or more in the Fund to qualify for payment.

OPENING AN ACCOUNT

An account may be opened by mailing a check or other negotiable bank draft, payable to The Bender Growth Fund for $2,500 ($1,000 for an IRA account) for Class A and Class C shares, or $25,000 for Class Y shares, together with the completed Investment Application Form included with this Prospectus to The Bender Growth Fund, c/o Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. All such investments are made at the net asset value next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class C shares, unless the purchase order meets the investment criteria for purchase of Class Y shares, in which case, the purchase order will be invested in Class Y shares. There is no right to convert between the various classes of shares or vice versa.

REDEMPTION OF SHARES

Shareholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the shareholder's signature guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a registered securities broker-dealer member of a recognized national securities exchange. No signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is made to the shareholder of record at the shareholder's address of record. However, if the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed as described above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value."

The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days from the purchase date.

The value of shares on redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

Involuntary Redemption

The Fund may at its discretion redeem an investor's shares if the net asset value of such shares is less than $500; provided that such involuntary redemptions will not result from fluctuations in the value of an investor's shares. In addition, the Fund may at its discretion redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. It should be noted that involuntary redemptions of IRA accounts could have adverse tax consequences.

See the Statement of Additional Information for further information regarding redemption of the Fund's shares.

Contingent Deferred Sales Charge--Class A Shares

A contingent deferred Sales charge applies to the redemption of Class A Shares in certain situations. See Sales Charges--Class A Shares.

Contingent Deferred Sales Charge--Class C Shares

In order to recover commissions paid to dealers on investments in Class C shares, a contingent deferred sales charge of 1% applies to certain redemptions of such shares made within the first year after investing. No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed
(a) the current net asset value of shares purchased through reinvestment of dividends or capital gains distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

NET ASSET VALUE

The net asset value of the Fund's shares will be determined as of the close of the New York Stock Exchange (normally 4:00 p.m. New York time) on each day that the New York Stock Exchange is open for trading.

Net asset value per share is determined by dividing the value of the net assets of the Fund by the total number of shares outstanding. The per share net asset values and total returns of the various classes will differ due to differing expenses borne by each class.

Portfolio securities that are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute at least annually to shareholders substantially all of the Fund's net investment income. Net realized capital gains, if any, will be distributed at least annually to shareholders. All dividends and distributions will be automatically reinvested in shares of the Fund unless the shareholder elects to be paid in cash by notifying the Transfer Agent in writing. The per share dividends on Class Y shares will be higher than the per share dividends on Class C shares as a result of lower expenses applicable to Class Y shares.

BROKERAGE COMMISSIONS

All portfolio transactions will be effected at the best price and execution obtainable within the scope of the Fund's brokerage policies, which are described under the heading "Brokerage Allocation and Portfolio Transactions" in the Statement of Additional Information. The Fund's brokerage policies provide that the receipt of research services from a broker and the sale of Fund shares by a broker are factors which may be taken into account in allocating securities transactions.

TAXATION

General Tax Information

The Fund intends to be treated as a regulated investment company under the federal tax law. As such, the Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each year substantially all of its income and gains.

Shareholders will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to shareholders as long-term capital gain. Certain dividends declared in October, November, or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. The Fund will advise shareholders annually of the amount and nature of dividends paid to them.

Other Tax Laws

The preceding discussion relates only to federal income taxes; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in the Fund, see "Tax Status" in the Statement of Additional Information.

OTHER INFORMATION

Description of Shares

The Company was organized as a Maryland corporation on December 30, 1992. The Fund currently issues three classes of common stock, $.01 par value per share, designated Class Y, Class A and Class C shares. The Company currently has one series of shares, in addition to the Fund, the Starbuck, Tisdale Growth and Income Fund. All shares represent interests in the same assets of the Fund and are identical in all respects except that each class bears different distribution expenses and may bear various class-specific expenses, and each class has exclusive voting rights with respect to its service and/or distribution plan. See "Other Information--Voting Rights." Class C shares are subject to a distribution and service fee which will cause Class C shares to have a higher expense ratio and pay lower dividends than Class A and Class Y shares. Shares of the Fund issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Performance Information

The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five and ten years (or up to the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Fund, see "Performance Information" in the Statement of Additional Information.

Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar

The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is Declaration Service Company. Its address is 555 North Lane, Suite 6160, Conshohocken, PA 19428. The Fund's securities and cash are held under a Custodial Agreement with UMB Bank, 928 Grand Boulevard, Kansas City, MO 64141.

Legal Matters

The Law Offices of David D. Jones, P.C., Conshohocken, PA has passed upon certain legal matters in connection with the shares offered by this Prospectus, and also acts as counsel to the Fund.

Shareholder Inquiries

Shareholder inquires should be directed to 107 South Fair Oaks Blvd, Suite 315, Pasadena, CA 91105 or by Calling (800) 723-8637.

Voting Rights

All shares have equal voting rights and equal rights with respect to dividends, assets and liquidation, except only the shares of a given class vote on matters pertaining to that class and classes differ with respect to sales load structure and certain fees.

The Company does not intend to hold annual shareholder meetings, but does intend to hold periodic information meetings for shareholders, at the Investment Adviser's expense, at which the Fund's performance and prospects will be reviewed. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

FUND MANAGER

SBG Capital Management Inc.
107 South Fair Oaks Blvd., Suite 315
Pasadena, CA 91105

INVESTMENT ADVISER

Robert Bender & Associates
525 Starlight Crest Drive
La Canada, CA 91011

TRANSFER AGENT

Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA  19428

CUSTODIAN

UMB Bank
928 Grand Boulevard
Kansas City, MO 64141

PRINCIPAL UNDERWRITER

Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA  19428

INDEPENDENT ACCOUNTANTS
McCurdy & Company
Cincinnatti, Ohio

For more complete information about any other fund in the Santa Barbara Group of Mutual Funds, including charges and expenses, please call (626) 844-1441 or
(800) 723-8637 or write to Declaration Distributors, Inc. and request a free prospectus. Read the prospectus carefully before you invest or send money.

                  [LOGO OF SANTA BARBARA GROUP OF MUTUAL FUNDS]
                             The Bender Growth Fund
                               ------------------
                  The date of this Prospectus is June 1, 1998.
                       As Supplemented on November 6, 1998

                             THE BENDER GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 1, 1998

The Bender Growth Fund (the "Fund") is currently one of a series of shares of Santa Barbara Group of Mutual Funds Inc. (the "Company"), an open-end management investment company. The Fund has entered into an Investment Agreement with SBG Capital Management, Inc. (the "Fund Manager"), which has entered into a Sub-Investment Advisory Agreement with Robert Bender & Associates ("Investment Adviser") which will provide primary and ongoing investment advice to the Fund.

This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated June 1, 1998 of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund by writing to or calling the Fund at 107 South Fair Oaks, Blvd., Suite 315, Pasadena, California 91105
(800) 723-8637.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES AND ASSOCIATES RISKS                         3
   U.S. Government Securities                                                  3
   Commercial Paper                                                            3
   Repurchase Agreements                                                       3
   Foreign Securities                                                          4
   Loans of Portfolio Securities                                               4
   Borrowing                                                                   5
INVESTMENT RESTRICTIONS                                                        5
DIRECTORS AND OFFICERS                                                         7
INVESTMENT ADVISORY AND OTHER SERVICES                                         8
   Investment Adviser/Fund Manager                                             8
   Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar          9
   Independent Accountants                                                     9
   Counsel                                                                     9
BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS                                9
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    10
   Pricing of Shares                                                          10
TAX STATUS                                                                    11
   Currency Fluctuations -- "Section 988" -- Gains or Losses                  12
   Investment in Passive Foreign Investment Companies                         12
   Debt Securities Acquired at a Discount                                     13
   Distributions                                                              13
   Disposition of Shares                                                      14
   Backup Withholding                                                         14
   Other Taxation                                                             15
DISTRIBUTION OF FUND SHARES                                                   15
PERFORMANCE INFORMATION                                                       15
REGISTRATION STATEMENT                                                        17
FINANCIAL STATEMENTS                                                          18

             INVESTMENT OBJECTIVE AND POLICIES AND ASSOCIATED RISKS

The Fund's investment objective and policies are described in the Prospectus under the heading "Investment Objective and Policies." Additional information concerning the characteristics of certain of the Fund's investments are set forth below.

The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. As used in this Statement of Additional Information and the Prospectus, a "majority of the Fund's outstanding shares" means the lesser of(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds)  and (2)  Federal  agency  obligations  guaranteed  as to  principal  and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor's Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

The Fund may invest up to 15% of the value of its total assets insecurities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

The Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940 ("1940 Act") to meet redemption requests. The Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. This borrowing may be unsecured. The1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase of decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

2. invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3. borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4. pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

5. make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or,

9.   make investments for the purpose of exercising control or management.

10. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.   invest in securities issued by an investment company;

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or,

4. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered aviolation.

DIRECTORS AND OFFICERS

The Board of Directors of the Company is responsible for the overall management and operation of the Fund. The Directors and officers of the Company and their principal occupations during the last five years are set forth below:

                                                                 Principal Occupation
Name                                Position                     During Past 5 Years
-------                             ---------------------        -------------------
(1)(2)STEVEN W. ARNOLD* (8/6/55)    Co-President, Director       Marketing Manager for Robert Bender
                                    and Shareholder Of SBG       & Associates, Inc. President,
                                    Capital Management           Director And Shareholder of SBGMF.
                                    Company, Inc.

(1)(2) JOHN P. ODELL* (3/22/66)     Co-President, Director       Marketing manger for Manager.
                                    shareholder of SBG
                                    Capital Management
                                    Company, Inc. Shareholder
                                    of SBGMF.

(1)ROBERT L. BENDER* (5/28/37)      Director                     President of Robert L. Bender &
                                                                 Associates, Inc.

WILLIAM H. PHELPS (8/24/54)         Director                     Vice President & Associate General
                                                                 Counsel, Kidder, Peabody & Co.,
                                                                 since 1991. Attorney and general
                                                                 counsel to securities Industry
                                                                 firms since 1979. B.A., Colorado
                                                                 College, 1976. J.D., University of
                                                                 California, Hastings College of
                                                                 Law, 1979.

JOHN W. SVENDSEN (5/2/40)           Director                     Retired private Investor. Director
                                                                 And Shareholder of SBGMF.

HARVEY MARSH  (10/15/38)            Director                     Self-employed financial consultant
                                                                 since Vice President, Finance, FACT
                                                                 Retirement Services, from 1993-
                                                                 1996.Certified Public Accountant.
                                                                 B.B.A., Loyola Marymount
                                                                 University, 1961. Shareholder of
                                                                 SBGMF.

WAYNE TURKHEIMER (11/30/52)         Director                     Attorney in solo practice since
                                                                 1986, specializing In general
                                                                 business, probate and estate law.
                                                                 A.B from UCLA, Cum laude, 1974.
                                                                 J.D., USC Law Center, 1977.

GLORY BURNS (12/29/52)              Director                     Professor, Colorado State
                                                                 University since 1991. B.S.,
                                                                 university of Colorado, 1975.
                                                                 M.B.A., UniversityOf Denver, 1980.
                                                                 J.D., University of Puget Sound,
                                                                 1978.

(1) Director who is an "interested person" of the Company, as defined in the 1940 Act.
(2)  "Controlling person" of the Investment Adviser, as defined in the 1940 Act.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

As of March 31, 1998, there were no Control Persons (as defined in the 1940 Act) of the Fund. To the knowledge of management, as of March 31, 1998, no person owned, beneficially or of record, 5% or more of the Fund's shares.

COMPENSATION OF DIRECTORS AND OFFICERS

Each Independent Director receives an annual retainer of $1,000 and a fee of $250 for each meeting attended. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds of the Company. The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 1998.

Name of Director       Compensation   Pension     Annual      Total Compensation
                       from Company   Benefits    Benefits    Paid to Director
--------------------------------------------------------------------------------
Hugh M. Grant *        $2,000         $0.00       $0.00       $2,000

Watson M. Laetsch *    $1,750         $0.00       $0.00       $1,750

John W. Svendsen       $2,000         $0.00       $0.00       $2,000

William H. Phelps*     $2,000         $0.00       $0.00       $2,000

*Resigned prior to September 30, 1998.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The investment adviser of the Fund is Robert Bender & Associates (the "Investment Adviser"), in which Robert L. Bender owns a controlling interest. It has been retained under an Investment Advisory Agreement (the "Advisory
Agreement") with the Fund Manager, SBG Capital Management, subject to the authority of the Board of Directors. The Investment Adviser was incorporated in December, 1978.

Under the terms of the Advisory Agreement, the Fund Manager furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. However, pursuant to the Sub- Advisory Agreement, the Investment Adviser makes the day to day decisions with regard to the Fund.

Pursuant to the Advisory Agreement, the Fund Manager is entitled to receive from the Fund a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. During the fiscal year ended March 31, 1998, the Fund Manager waived all fees payable under the Advisory Agreement, which amounted to$76,604.

The Investment Adviser is paid by the Fund Manager monthly at an annual rate of 0.40% of the Fund's average daily net assets.

The Advisory Agreement and Sub-Advisory Agreement will continue in effect for a period of two years from their effective date. If not sooner terminated, the Advisory Agreement and Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Company's Board of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval; and, (b) either (i) the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Company's Board of Directors. The Advisory Agreement and Sub-Advisory Agreement may be terminated at any time by the Fund on 60 days' written notice, without the payment of any penalty, upon the vote of a majority of the Company's Board of Directors or a majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Adviser may terminate the Advisory Agreement and Sub-Advisory Agreement without penalty on 90 days written notice to the Fund.

CUSTODIAN, DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is Declaration Service Company ("Transfer Agent"). Its address is 555 North Lane, Suite 6160, Conshohocken, PA 19428. The Fund's securities and cash are held under a Custodial Agreement with UMB Bank. Its address is 928 Grand Boulevard, Kansas City, Missouri 64141.

INDEPENDENT ACCOUNTANTS

McCurdy & Company serves as the independent public accountant to the Funds providing audit services and tax and accounting consultation. Its address is 27955 Clemens Road, Westlake Ohio, 44145.

COUNSEL

The Law Offices of David D. Jones, P.C., Conshohocken, PA 19428, has passed upon certain legal matters in connection with the shares offered by the Fund, and also acts as counsel to the Fund.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Sub-Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the Investment Adviser, the Investment Adviser has advised that such information is, in its opinion, only supplementary to the Investment Adviser's own research activities and the information must still be analyzed, weighed and reviewed by the Investment Adviser. During the fiscal year ended March 31, 1998, the Fund paid brokerage commissions of $8,270.97.

The Fund will not purchase securities from, or sell securities to, the Fund Manager or Investment Adviser. The Investment Adviser may take into account the sale of Fund shares by a broker in allocating brokerage transactions. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 40%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and redemptions are discussed in the Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value", and that information is incorporated herein by reference.

The Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closing; (ii) the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund may, at its discretion, redeem an investor's shares if the net asset value of such shares is less than $ 500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. In addition, the Fund may redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

PRICING OF SHARES

As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 p.m. Eastern Standard Time on each day the Fund is open for business and the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and the Monday's before New Year's Day, Independence Day, and Christmas Day if any of these holidays fall on a Tuesday, and the Friday's after New Year's Day, Independence Day, or Christmas Day if any of these holidays falls on a Thursday, and the Friday after Thanksgiving Day. The value of portfolio securities that are traded on stock exchange outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation.

TAX STATUS

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, other securities or other income derived with respect to its business of investing in such stock or other, securities; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of assets held less than three months, (i) stock or securities; and(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with cash other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. If section 988 losses exceed other net investment income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

In addition, investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were withheld at the source. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund's shares, except in the base of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the fund with and to certify the shareholder's correct taxpayer identification number or social security number,(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTION OF FUND SHARES

Declaration Distributors, Inc., Conshohocken, PA serves as the Fund's Distributor pursuant to a Distribution Contract ("Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield and total return in advertisements, sales literature, or reports to shareholders or prospective investors. Quotations of yield for the Fund will be based on all investment income per share during a particular 30-day (or one accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                    6
                        2 [ (a-b + 1) - 1]
                             ---
                             cd
where     a = dividends and interest earned during the period;
          b = expenses accrued for the period (net of reimbursements);
          c = the average daily number of shares  outstanding  during the period that were entitled to receive dividends; and, d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), calculated pursuant to the following formula:
                           n
                  P (1 + T) = ERV

where     P = a hypothetical initial payment of $1,000;
          T = the average annual total return;
          n = the number of years; and,
          ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of aggregate total return for the Fund may be shown for periods of less than one year, calculated pursuant to the following formula: P(1 + T)=ERV, where P and ERV have the same meaning as indicated above, and T = the aggregate total return. All total return figures reflect the deduction of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The average annual total return for the year ended March 31, 1998 and since inception was 66.34% and 27.52%, respectively, for Class Y and 64.17% and 26.66%, respectively for Class C.

In reports or other communications to shareholders or in advertising material, the Fund's performance may be compared with that of other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities such as the Standard & Poor's 500Composite Stock Price Index and the Dow Jones Industrial Average. The performance information may also include evaluations of the Fund published by nationally recognized financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

The Investment Adviser may also report to shareholders or to the public in advertisements on the comparative performance or standing of the Investment Adviser in relation to other money managers. Such comparative information maybe compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or the Investment Adviser, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C. Statements contained herein and in the Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respect by such reference.

FINANCIAL STATEMENTS

The audited financial statements contained in the Fund's annual report to shareholders dated March 31, 1998 are incorporated herein by reference.